Financial Instruments and Financial Risk Management	12 Months Ended
Dec. 31, 2025
Disclosure of risk management strategy related to hedge accounting [abstract]
Financial Instruments and Financial Risk Management
32. Financial Instruments and Financial Risk Management

a) Financial Risk Management

Our activities expose us to a variety of financial risks, which include foreign exchange risk, liquidity risk, interest rate risk, commodity price risk, credit risk and other risks associated with capital markets. From time to time, we may use foreign exchange, commodity price and interest rate contracts to manage exposure to fluctuations in these variables. Our use of derivatives is based on established practices and parameters to mitigate risk and is subject to the oversight of our Financial Risk Management Committee and our Board of Directors.

Foreign Exchange Risk

We operate on an international basis, and therefore, foreign exchange risk exposures arise from transactions denominated in a currency other than the functional currency of our legal entities. Our foreign exchange risk arises primarily with respect to the U.S. dollar, Chilean peso and Peruvian sol. Our cash flows from Canadian, Chilean and Peruvian operations are exposed to foreign exchange risk, as commodity sales are denominated in U.S. dollars and a substantial portion of operating expenses is denominated in local currencies. U.S. dollar cash and cash equivalents held in our Canadian functional currency entities also generate foreign exchange risk.

We also have various investments in U.S. dollar functional currency subsidiaries, whose net assets are exposed to foreign currency translation risk. Historically, this currency exposure was managed in part through our U.S. dollar denominated debt as a hedge against these net investments. In the third quarter of 2024, we discontinued the hedge of our U.S. dollar denominated debt against our U.S. dollar functional currency net investments because our U.S. dollar cash balances subject to foreign exchange risk were greater than our U.S. dollar debt balances with the receipt of proceeds from the sale of the steelmaking coal business. In the third quarter of 2025, we resumed the hedge of our U.S. dollar denominated debt against our U.S. dollar functional currency net investments because our U.S. dollar cash balances subject to foreign exchange risk are less than our U.S. dollar debt balances.

U.S. dollar financial instruments subject to foreign exchange risk consist of U.S. dollar denominated items held in Canada and are summarized below.

(US$ in millions)	December 31, 2025	December 31, 2024
Cash and cash equivalents subject to foreign exchange risk	$958	$2,517
Trade and settlement receivables	877	524
Trade accounts payable and other liabilities	(1,274)	(877)
Debt (Note 20)	(1,029)	(1,044)
Reduced by: Debt designated as a hedging instrument in our net investment hedge	315	—
Net U.S. dollar exposure	$(153)	$1,120
32. Financial Instruments and Financial Risk Management (continued)

As at December 31, 2025, with other variables unchanged, a $0.10 strengthening of the Canadian dollar against the U.S. dollar would result in a $15 million pre-tax gain (2024 – $112 million pre-tax loss) from our financial instruments. There would also be a pre-tax loss of $1.6 billion (2024 – $1.5 billion) in other comprehensive income (loss) from the translation of our foreign operations. The inverse effect would result if the Canadian dollar weakened by $0.10 against the U.S. dollar.

Liquidity Risk

Liquidity risk arises from our general and capital funding requirements. We have planning, budgeting and forecasting processes to help determine our funding requirements to meet various contractual and other obligations. Note 20(d) details our available credit facilities as at December 31, 2025.

Contractual undiscounted cash flow requirements for financial liabilities as at December 31, 2025 are as follows:

(CAD$ in millions)	Less Than 1 Year	2–3 Years	4–5 Years	More Than 5 Years	Total
Trade accounts payable and other liabilities	$3,258	$—	$—	$—	$3,258
Debt (Note 20(e))	403	806	1,309	1,418	3,936
Lease liabilities	209	248	134	911	1,502
Codelco preferential dividend liability	—	—	—	559	559
QB advances from SMM/SC	—	—	—	4,776	4,776
QB variable consideration to IMSA	62	—	—	—	62
Financial and other liabilities	—	181	9	3	193
Estimated interest payments on debt	211	326	204	672	1,413
Estimated interest payments on QB advances from SMM/SC	360	691	676	810	2,537
Estimated interest payments on lease and other liabilities	11	13	7	48	79
Downstream pipeline take-or-pay toll commitment	33	69	74	198	374
	$4,547	$2,334	$2,413	$9,395	$18,689

Interest Rate Risk

Our interest rate risk arises in respect of our holdings of cash, cash equivalents, floating rate debt, advances from SMM/SC and the financial liability due to Codelco. Our interest rate management policy is to borrow at both fixed and floating rates to offset financial risks.

Cash and cash equivalents have short terms to maturity and receive interest based on market interest rates.

A 1% increase in the short-term interest rate at the beginning of the year, with other variables unchanged, would have resulted in a $24 million pre-tax decrease in our profit (2024 – $33 million), not considering applicable capitalization of borrowing costs. There would be no effect on other comprehensive income.

Commodity Price Risk

We are subject to price risk from fluctuations in market prices of the commodities that we produce. From time to time, we may use commodity price contracts to manage our exposure to fluctuations in commodity prices and to avoid mismatches in pricing reference periods. At the balance sheet date, we had zinc, lead and copper derivative contracts outstanding as described in (b) below.

Our commodity price risk associated with financial instruments primarily relates to changes in fair value caused by final settlement pricing adjustments to receivables and payables, derivative contracts for zinc, lead and copper, embedded derivatives in our TAK road and port contract, in the ongoing payments under our silver stream and gold stream arrangements and in the QB variable consideration to IMSA.
32. Financial Instruments and Financial Risk Management (continued)

The following represents the effect on profit attributable to shareholders from a 10% change in commodity prices, with other variables unchanged, based on outstanding receivables and payables subject to final pricing adjustments at December 31, 2025 and December 31, 2024. There is no effect on other comprehensive income (loss).

	Price on December 31, (US$/lb.)		Change in Profit Attributable to Shareholders (CAD$ in millions)
	2025	2024	2025	2024
Copper	5.64	3.97	$89	$52
Zinc	1.41	1.34	$4	$1

A 10% change in the price of copper, zinc, lead, silver and gold, with other variables unchanged, would change our net asset position of derivatives and embedded derivatives, excluding receivables and payables subject to final pricing adjustments, and would result in a change of our pre-tax profit attributable to shareholders by $73 million (2024 – $44 million). There would be no effect on other comprehensive income (loss).

Credit Risk

Credit risk arises from cash, cash equivalents, derivative contracts, debt securities and trade receivables. While we are exposed to credit losses due to the non-performance of our counterparties, there are no significant concentrations of credit risk and we do not consider this to be a material risk.

Our primary counterparties related to our cash, cash equivalents, derivative contracts and debt securities carry investment grade ratings as assessed by external rating agencies, which are monitored on an ongoing basis. All of our commercial customers are assessed for credit quality at least once a year or more frequently if business- or customer-specific conditions change based on an extensive credit rating scorecard developed internally using key credit metrics and measurements that were adapted from S&P’s and Moody’s rating methodologies. Sales to customers that do not meet the credit quality criteria are secured either by a parental guarantee, a letter of credit or prepayment.

For our trade receivables, we apply the simplified approach for determining expected credit losses, which requires us to determine the lifetime expected losses for all our trade receivables. The expected lifetime credit loss provision for our trade receivables is based on historical counterparty default rates and adjusted for relevant forward-looking information, as required. Since the majority of our customers are considered to have low default risk and our historical default rate and frequency of losses are low, the lifetime expected credit loss allowance for trade receivables is nominal as at December 31, 2025.

Our investments in debt securities carried at fair value through other comprehensive income (loss) are considered to have low credit risk, as our counterparties have investment grade credit ratings. The credit risk of our investments in debt securities has not increased significantly since initial recognition of these investments and accordingly, the loss allowance for investments in debt securities is determined based on the 12-month expected credit losses. The 12-month expected credit loss allowance is based on historical and forward-looking default rates for investment grade entities, which are low and, accordingly, the 12-month expected credit loss allowance for our investments in debt securities is nominal as at December 31, 2025. Our other receivables are carried at amortized cost and assessed using the 12-month expected credit loss. The credit risk is considered low and there has been no significant increase in credit risk since initial recognition. Accordingly, the 12-month expected credit loss allowance for other receivables is nominal as at December 31, 2025.

Cash and cash equivalents are held with high quality financial institutions. Substantially all of our cash and cash equivalents held with financial institutions exceeds government-insured limits. We have established credit policies that seek to minimize our credit risk by entering into transactions with investment grade creditworthy and reputable financial institutions and by monitoring the credit standing of the financial institutions with whom we transact. We seek to limit the amount of exposure with any one counterparty.
32. Financial Instruments and Financial Risk Management (continued)

b) Derivative Financial Instruments, Embedded Derivatives and Hedges

Sale and Purchase Contracts

We record adjustments to our settlement receivables and payables for provisionally priced sales and purchases, respectively, in periods up to the date of final pricing based on movements in quoted market prices. These arrangements are based on the market price of the commodity and the value of our settlement receivables and payables will vary, as prices for the underlying commodities vary in the metal markets. These final pricing adjustments result in gains (losses from purchases) in a rising price environment and losses (gains from purchases) in a declining price environment and are recorded in other operating income (expense).

The table below outlines our outstanding settlement receivables and payables, which were provisionally valued at December 31, 2025 and December 31, 2024.

	Outstanding at December 31, 2025		Outstanding at December 31, 2024
	Volume (pounds in millions)	Price (US$/lb.)	Volume (pounds in millions)	Price (US$/lb.)
Receivable positions
Copper	214	5.64	178	3.97
Zinc	189	1.41	141	1.34
Lead	13	0.90	6	0.88
Payable positions
Zinc	89	1.41	84	1.34
Lead	22	0.90	32	0.88

At December 31, 2025, total outstanding settlement receivables were $2.4 billion (2024 – $1.5 billion) (Note 33) and total outstanding settlement payables were $144 million (2024 – $70 million) (Note 19 and Note 33). These amounts are included in trade and settlement receivables and in trade accounts payable and other liabilities, respectively, on the consolidated balance sheets.

Zinc, Lead and Copper Swaps

Due to ice conditions, the port serving our Red Dog mine is normally only able to ship concentrates from July to October each year. As a result, zinc and lead concentrate sales volumes are generally higher in the third and fourth quarters of each year than in the first and second quarters. During 2025 and 2024, we purchased and sold zinc and lead swaps to match our economic exposure to the average zinc and lead prices over our shipping year, which is from July of one year to June of the following year. The copper swaps are used to manage timing differences between purchase and sales.

All zinc, lead and copper swaps derivative contracts mature in 2026. These contracts are not designated as hedging instruments and are recorded at fair value in prepaids and other current assets and trade accounts payable and other liabilities on the consolidated balance sheets.

The fair value of our commodity swaps is calculated based on forward metal prices and is considered a Level 2 fair value measurement with significant observable inputs on the fair value hierarchy (Note 33). A summary of these derivative contracts and related fair values as at December 31, 2025 is as follows:

Derivatives not designated as hedging instruments	Quantity (million lbs.)	Average Price of Purchase Commitments (US$/lb.)	Average Price of Sale Commitments (US$/lb.)	Fair Value Asset (Liability) (CAD$ in millions)
Zinc swaps	226	1.39	1.41	$5
Copper swaps	47	5.63	5.31	$(21)
Lead swaps	72	0.90	0.89	$(1)
				$(17)
32. Financial Instruments and Financial Risk Management (continued)

Derivatives Not Designated as Hedging Instruments and Embedded Derivatives

(CAD$ in millions)	Amount of Gain (Loss) Recognized in Other Operating Income (Expense) and Non-Operating Income (Expense)
	2025	2024
Zinc swaps	$(38)	$(8)
Lead swaps	(1)	(4)
Copper swaps	(93)	27
Settlement receivables and payables (Note 9)	512	65
Contingent zinc escalation payment embedded derivative	2	1
Gold stream embedded derivative	138	51
Silver stream embedded derivative	136	22
QB variable consideration to IMSA (Note 11(a))	—	(7)
Other	38	(3)
	$694	$144

Embedded Derivatives

The TAK road and port contract contains a contingent zinc escalation payment that is considered to be an embedded derivative. The fair value of this embedded derivative was $29 million at December 31, 2025 (2024 – $32 million), of which $8 million (2024 – $8 million) is included in trade accounts payables and other liabilities and the remaining $21 million (2024 – $24 million) is included in financial and other liabilities.

The gold stream and silver stream agreements each contain an embedded derivative in the ongoing future payments due to us. The gold stream’s 15% ongoing payment contains an embedded derivative relating to the monthly average gold price at the time of each delivery. The fair value of this embedded derivative was $236 million at December 31, 2025 (2024 – $106 million), of which $27 million (2024 – $11 million) is included in prepaids and other current assets and the remaining $209 million (2024 – $95 million) is included in financial assets. The silver stream’s 5% ongoing payment contains an embedded derivative relating to the spot silver price at the time of delivery. The fair value of this embedded derivative was $183 million at December 31, 2025 (2024 – $52 million), of which $12 million (2024 – $3 million) is included in prepaids and other current assets and the remaining $171 million (2024 – $49 million) is included in financial assets.

Accounting Hedges

Net investment hedge

We manage the foreign currency translation risk of our various investments in U.S. dollar functional currency subsidiaries in part through the designation of our U.S. dollar denominated debt as a hedge against these net investments. We designate the spot element of the U.S. dollar debt as the hedging instrument. As only the spot rate element of the debt is designated in the hedging relationship, no ineffectiveness is expected and no ineffectiveness was recognized in profit for the years ended December 31, 2025 and 2024. The hedged foreign currency risk component is the change in the carrying amount of the net assets of the U.S. dollar functional currency subsidiaries arising from spot U.S. dollar to Canadian dollar exchange rate movements.
32. Financial Instruments and Financial Risk Management (continued)

In July of 2024, we received proceeds from the sale of the steelmaking coal business (Note 5(b)) and as a result, our U.S. dollar cash balances subject to foreign exchange risk were greater than our U.S. dollar debt balances. Accordingly, we discontinued the designation of our U.S. dollar denominated debt as a hedge against our U.S. dollar functional currency net investments in the third quarter of 2024. While we discontinued the net investment hedge in the third quarter of 2024, the hedge was effective prior to that date. In the third quarter of 2025, we resumed the designation of our U.S. dollar denominated debt as a hedge against our U.S. dollar functional currency net investments. At December 31, 2025, US$315 million of our debt and U.S. dollar investment in foreign operations were designated in a net investment hedging relationship. During the year ended December 31, 2025, $5 million (2024 – $54 million) of foreign exchange translation on our U.S. dollar investment in foreign operations was hedged by an offsetting amount of foreign exchange translation on our U.S. dollar denominated debt. Refer to Note 27(f) for the effect of our net investment hedges on other comprehensive income (loss).